UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

July 3, 2023

TREASURE GLOBAL INC

(Exact name of registrant as specified in its charter)

Delaware	001-41476	36-4965082
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

276 5th Avenue, Suite 704 #739 New York, New York	10001
(Address of registrant’s principal executive office)	(Zip code)

+6012 643 7688

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	TGL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a) The Audit Committee (the “Audit Committee”) of the Board of Directors (the “Board”) of Treasure Global Inc (the “Company”) conducted a competitive process to determine the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2023. The Audit Committee invited several independent registered public accounting firms to participate in the process. Following the review of proposals from the independent registered public accounting firms that participated in this process, on June 26, 2023, the Board, upon recommendation of the Audit Committee, approved the dismissal of Marcum Asia CPAs LLP (“Marcum Asia”) as the Company’s independent registered public accounting firm and notified Marcum Asia on July 3, 2023 of its dismissal effective on July 3, 2023. Marcum Asia was engaged by the Company on December 5, 2022, and has not provided any reports on the Company’s financial statements.

Prior to the engagement of Marcum Asia on December 5, 2022, Friedman LLP (“Friedman”), which based on information provided to the Company by Friedman, combined with Marcum LLP effective September 1, 2022, was the independent registered public accounting firm for the Company and audited the Company’s financial statements for the fiscal years ended June 2022 and June 2021.

During the period from December 5, 2022 through July 3, 2023, there were no disagreements with Marcum Asia on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Marcum Asia, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report or “reportable events” under Item 304(a)(1) of Regulation S-K.

Before filing this Current Report on Form 8-K with the Securities and Exchange Commission (the “SEC”), the Company provided Marcum Asia with a copy of the disclosures contained in this Item 4.01(a). The Company has requested that Marcum Asia issue a letter, addressed to the SEC, stating whether or not Marcum Asia agrees with the statements contained in this Item 4.01(a). A copy of Marcum Asia’s letter dated July 7, 2023, addressed to the SEC, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

The Company hereby incorporates by reference into this Item 4.01(a), Item 4.01 of the Current Report on Form 8-K, filed by the Company on December 7, 2022.

(b) On July 3, 2023, the Company engaged WWC, P.C. (“WWC”) to serve as the Company’s independent registered public accounting firm, effective July 3, 2023 (the “Engagement Date”). The Audit Committee and the Board of Directors of the Company approved the engagement of WWC.

During the two most recent fiscal years and through the Engagement Date, the Company did not consult with WWC regarding either:

1.	application of accounting principles to any specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided to the Company nor oral advice was provided that WWC concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or

2.	any matter that was either the subject of a disagreement (as defined in Regulation S-K, Item 304(a)(1)(iv) and the related instructions) or reportable event (as defined in Regulation S-K, Item 304(a)(1)(v)).

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

16.1	Letter dated as of July 7, 2023, from Marcum Asia CPAs LLP.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 7, 2023	TREASURE GLOBAL INC.

	By:	/s/ Chong Chan “Sam” Teo
	Name:	Chong Chan “Sam” Teo
	Title:	Chief Executive Officer

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